                                                                   EXHIBIT 99.4

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                         REGISTRATION RIGHTS AGREEMENT





                           DATED AS OF APRIL 14, 2003





                                     AMONG





                        PERSONNEL GROUP OF AMERICA, INC.





                                      AND





                            THE PARTIES NAMED HEREIN


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                               TABLE OF CONTENTS


                                                                                   PAGE
                                                                                   ----

  Section 1.      Definitions........................................................1


  Section 2.      Demand Registrations...............................................3

         (a)      Right to Demand....................................................3
         (b)      Number of Demand Registrations.....................................4
         (c)      Registration Statement.............................................4
         (d)      Amendments; Supplements............................................4
         (e)      Effectiveness......................................................5
         (f)      Holders Withdrawal.................................................5
         (g)      Preemption of Demand Registration..................................5
         (h)      Priority on Demand Registrations...................................5

  Section 3.      Piggyback Registrations............................................5

         (a)      Right to Piggyback Registrations...................................5
         (b)      Priority on Piggyback Registrations................................6

  Section 4.      Shelf Registration.................................................6

         (a)      Right to Shelf Registration........................................6
         (b)      Number of Shelf Registrations......................................6

  Section 5.      Obligations of the Company.........................................7

         (a)      Delay Period.......................................................7
         (b)      Shelf Registrations After Other Registrations......................7
         (c)      Registration Procedures............................................7

  Section 6.      Registration Expenses.............................................11

         (a)      Expenses Payable by the Company...................................11
         (b)      Expenses Payable by the Holders...................................12

  Section 7.      Indemnification...................................................12

         (a)      Indemnification by the Company....................................12
         (b)      Indemnification by the Holders....................................13
         (c)      Conduct of Indemnification Proceedings............................13
         (d)      Survival..........................................................14
         (e)      Right to Contribution.............................................14
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                                       i
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

  Section 8.      Rules 144 and 144A................................................15


  Section 9.      Underwritten Registrations........................................15


  Section 10.     Covenants of Holders..............................................15


  Section 11.     Miscellaneous.....................................................16

         (a)      No Inconsistent Agreements........................................16
         (b)      Remedies..........................................................16
         (c)      Amendments and Waivers............................................16
         (d)      Successors and Assigns............................................16
         (e)      Termination of Registration Rights................................16
         (f)      Severability......................................................17
         (g)      Counterparts......................................................17
         (h)      Descriptive Headings:  Interpretation.............................17
         (i)      Notices...........................................................17
         (j)      GOVERNING LAW; SUBMISSION TO JURISDICTION.........................17
         (k)      Entire Agreement..................................................18
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                                      ii
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                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 14, 2003, by and among Personnel Group of America, Inc. (to be renamed "Venturi Partners, Inc."), a company incorporated in Delaware, the United States of America (the "Company"), and the parties identified as "Investors" on the signature pages hereto (each an "Investor" and together the "Investors").

         WHEREAS, pursuant to the terms of the Restructuring Agreement (the
"Restructuring Agreement"), dated March 14, 2003, among the Company and certain
Investors, and a Participation Agreement, dated March 14, 2003, between the
Company and an Investor, the Company will issue shares of its Common Stock (as defined below) and preferred stock convertible into Common Stock to certain of the Investors;

         WHEREAS, pursuant to the terms of the Restructure Agreement (the
"Credit Restructure Agreement"), dated April 11, 2003, among the Company and certain Investors, the Company will issue to such Investors Warrants (as defined below) to purchase Common Stock; and

         WHEREAS, in the Restructuring Agreement and in the Credit Restructure
Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1.     Definitions.

         As used in this Agreement, the following terms shall have the meanings set forth below:

         "Charter" means the Restated Certificate of Incorporation of the Company, as amended from time to time.

         "Commission" means the United States Securities and Exchange
Commission or any other United States federal agency at the time administering the Securities Act.

         "Common Stock" means the Company's common stock, par value $0.01 per share, or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

         "Delay Period" has the meaning set forth in Section 5(a) of this Agreement.

         "Demand Notice" has the meaning set forth in Section 2(a) of this Agreement.

         "Demand Registration" has the meaning set forth in Section 2(a) of this Agreement.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "Holder" means a person who owns Registrable Securities and is either
(i) an Investor or a Permitted Transferee of an Investor that has agreed to be bound by the terms of this Agreement as if such Person were an Investor, (ii) upon the death of any Holder, the executor of the estate of such Holder or such Holder's heirs, devisees, legatees or assigns or (iii) upon the disability of any Holder, any guardian or conservator of such Holder.

         "Interruption Period" has the meaning set forth in the last paragraph in Section 5(c).

         "Losses" has the meaning set forth in Section 7(a) of this Agreement.

         "Misstatement/Omission" has the meaning set forth in Section 7(a) of this Agreement.

         "Permitted Transferee" means any Person to whom the rights under this Agreement have been assigned in accordance with the provisions of Section 11(d) hereof.

         "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Piggyback Registration" has the meaning set forth in Section 3(a) of this Agreement.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities" means (i) the shares of Common Stock issued to the Investors pursuant to the Restructuring Agreement, (ii) any shares of Common Stock issued or issuable upon the conversion of the Series B Preferred Stock and (iii) any shares of Common Stock issued or issuable upon the exercise of any of the Warrants. If as a result of any reclassification, stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or other transaction or event, any capital stock, evidence of indebtedness, warrants, options, rights or other securities (collectively "Other Securities") are issued or transferred to a Holder in respect of Registrable Securities held by the Holder, references herein to Registrable Securities shall be deemed to include such Other Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they are eligible for immediate sale pursuant to Rule 144(k) under the Securities Act or
(iv) they have been sold to any Person to whom the rights under this Agreement are not assigned in accordance with this Agreement.

         "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Securities, including the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement or Prospectus.

         "Required Holders" means Holders of at least a majority of the aggregate amount of all Registrable Securities outstanding.

         "S-3 Registration" has the meaning set forth in Section 4(a) of this Agreement.

         "Securities Act" means the United States Securities Act of 1933, as amended, or any similar United States federal statute, and the rules and regulations of the Commission promulgated thereunder.

         "Warrants" means the common stock purchase warrants issued by the Company pursuant to the Credit Restructure Agreement.

         Section 2.     Demand Registrations.

                (a) Right to Demand. The Holders shall have the right, by written notice (the "Demand Notice") given to the Company, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the Registrable Securities designated by such Holders (a "Demand Registration"). Upon receipt of any such Demand Notice from any Holder, the Company will promptly notify all other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Securities held by them in the proposed registration by submitting their own Demand Notice. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Demand Registration if the Company has not received Demand Notices from the Required Holders. The Company shall not be required to register any Registrable Securities under this Section 2 unless the anticipated aggregate offering price to the public for any such offering of the Registrable Securities included in such Demand Notices is expected to be at least $20 million.

                (b) Number of Demand Registrations. The Holders shall be entitled to have two (2) Demand Registrations effected. A Demand Registration shall not be deemed to be effected (i) if a Registration Statement with respect thereto shall not have become effective under the Securities Act and remained effective for at least 180 days or until the completion of the distribution of the Registrable Securities thereunder, whichever is earlier (including, without limitation, because of withdrawal of such Registration Statement by the Holders pursuant to Section 2(f) hereunder, (ii) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any governmental authority, or as a result of the initiation of any proceeding for such stop order by the Commission through no fault of the Holders and the result of such interference is to prevent the Holders from disposing of such Registrable Securities proposed to be sold in accordance with the intended methods of disposition, (iii) the Company exercises its rights with respect to a Delay Period under Section 5(a) and the result is a delay in the proposed distribution of any Registrable Securities and the Holders determine not to sell such Registrable Securities pursuant to such registration as a result of such delay, or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering shall not be satisfied or waived with the consent of the Required Holders, other than as a result of any breach by the Holders or any underwriter of its obligations thereunder or hereunder.

                (c) Registration Statement. Subject to paragraph (a) above, as soon as practicable, but in any event within 30 days of the date on which the Company first receives one or more Demand Notices from the Required Holders pursuant to Section 2(a) hereof, the Company shall file with the Commission a Registration Statement on the appropriate form for the registration and sale of the total number of Registrable Securities specified in such Demand Notice in accordance with the intended method or methods of distribution specified by the Holders in such Demand Notice. The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable. Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to this
Section 2(c) if (i) the offering requested to be registered is a delayed or continuous offering under Rule 415 under the Securities Act is available for such offering by the Holders, in which case the registration shall be made by the Company pursuant to Section 4 hereof; or (ii) if the Company has, within the six month period preceding the date of such request, already effected a registration under the Securities Act, other than a registration from which Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities requested by included in such registration) pursuant to the provisions of Section 3 hereof.

                (d) Amendments; Supplements. Subject to Section 5(a), upon the occurrence of any event that would cause the Registration Statement (A) to contain a material misstatement or omission or (B) to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall file an amendment to the Registration Statement as soon as reasonably practicable, in the case of clause (A), correcting any such misstatement or omission and, in the case of either clause (A) or (B), use reasonable best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as reasonably practicable thereafter.

                (e) Effectiveness. The Company agrees to use reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the sale of Registrable Securities until the earlier of (i) 180 days from the date on which the Commission declares such Registration Statement effective, or (ii) the date on which all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

                (f) Holders Withdrawal. Holders of a majority in number of the Registrable Securities to be included in a Demand Registration pursuant to this Section 2 may, at any time prior to the effective date of the Registration Statement in respect thereof, revoke such request by providing a written notice to the Company to such effect.

                (g) Preemption of Demand Registration. Notwithstanding anything to the contrary contained herein, after receiving a written request for a Demand Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company. If the Company so elects to effect a primary registration, the Company shall give prompt written notice (which shall be given not later than 20 days after the date of the Demand Notice) to all holders of the Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities the rights contained in Section 3 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a Demand Registration, the Company shall use reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as reasonably practicable. In addition, the request for a Demand Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Demand Registration.

                (h) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and includes securities for sale by the Company, and the managing underwriter (such underwriter to be chosen by the Holders of a majority of the Registrable Securities included in such registration, subject to the Company's reasonable approval) advises the Company, in writing, that, in its good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in any such registration the maximum number of shares which the managing underwriter advises the Company can be sold in such offering allocated as follows: (i) first, the Registrable Securities requested to be included in such registration by the Holders on a pro rata basis, based on the number of Registrable Securities requested to be included by such Holders and (ii) second, to the extent that any other securities may be included without exceeding the limitations recommended by the underwriter as aforesaid, the securities that the Company proposes to sell.

         Section 3.     Piggyback Registrations.

                (a) Right to Piggyback Registrations. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 relating solely to a transaction described in Rule 145 of the Securities Act or a registration on Form S-8 or any successor forms thereto), whether or not for sale for its own account, the Company will give prompt written notice of such proposed filing to all Holders at least 30 days before the anticipated filing date. Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as they shall request (a "Piggyback Registration"). Subject to Sections 3(b) and 3(c) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after such notice has been given by the Holders to the Company. If the Registration Statement relating to the Piggyback Registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Each Holder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective time of such Piggyback Registration.

                (b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten offering on behalf of the Company, by or through one or more underwriters of recognized standing and the managing underwriters advise the Company in writing (a copy of which writing shall be provided by the Company to the Holders) that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in any such registration the maximum number of shares which such managing underwriters advise the Company can be sold in such offering allocated as follows: (i) first, the securities the Company proposes to sell, and (ii) second, to the extent that any other securities may be included without exceeding the limitations recommended by the underwriter as aforesaid, the Registrable Securities requested to be included in such registration by the Holders on a pro rata basis, based on the amount of Registrable Securities requested to be included therein (or in such other proportion mutually agreed among such Holders).

         Section 4.     Shelf Registration.

                (a) Right to Shelf Registration. The Company shall use its reasonable best efforts to file and cause to be declared effective as promptly as practicable following the Agreement a registration ("Shelf Registration") for delayed or continuous offerings of Registrable Securities in the market transactions on any appropriate form pursuant to Rule 415 under the Securities Act (or similar rule that may be adopted by the Commission), which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof. The Company agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective and usable for resale of Registrable Securities until the second anniversary of the date of this Agreement or such shorter period which will terminate at such time as the Holders have sold all the Registrable Securities covered by such Registration Statement. At any time thereafter, Holders holding in the aggregate at least 5% of the outstanding shares of Common Stock may request that the Company file and cause to be declared effective a Shelf Registration.

                (b) Number of Shelf Registrations. The Holders shall be entitled to an unlimited number of Shelf Registrations and no Shelf Registration shall be counted as a Demand Registration for purposes of Section 2(a) hereof.

         Section 5.     Obligations of the Company.

                (a) Delay Period. Notwithstanding the foregoing, the Company shall have the right to delay the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant Sections 2, 3 or 4, or to suspend the use of any Registration Statement, for a period not in excess of 60 consecutive calendar days (a "Delay Period") if (i) the Board of Directors of the Company determines that filing or maintaining the effectiveness of such Registration Statement would have a material adverse effect on the Company or the holders of its capital stock in relation to any material acquisition or disposition, financing or other corporate transaction and the Board of Directors of the Company has determined in good faith that disclosure thereof would not be in the best interests of the Company and its holders of capital stock at the time or (ii) the Board of Directors of the Company has determined in good faith that the filing of a Registration Statement or maintaining the effectiveness of a current Registration Statement would require disclosure of material information that the Company has a valid business purpose for retaining as confidential at such time. The Company shall be entitled to exercise a Delay Period more than one time in any calendar year so long as such exercise does not prevent the Holders from being entitled to at least 240 days of effective registration rights per calendar year and that no Delay Period may commence if it is less than 30 days from the end of the previous Delay Period.

                (b) Shelf Registrations After Other Registrations. Other than the initial Shelf Registration discussed in Section 4(a) above, the Company shall not be obligated to effect any Shelf Registration within 120 days after the effective date of a previous Registration Statement filed by the Company (except for registrations on Form S-4 or Form S-8, or other forms prescribed under the Securities Act for the same purpose or for an exchange offer).

                (c) Registration Procedures. Whenever the Company is required to register Registrable Securities pursuant to Sections 2, 3 or 4 hereof, the Company will use reasonable best efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                        (1) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as prescribed by Sections 2, 3 or 4 on a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof and use reasonable best efforts to cause each such Registration Statement to become and remain effective within the time periods and otherwise as provided herein;

                        (2) prepare and file with the Commission such amendments, (including post-effective amendments) to the Registration Statement and such supplements to the Prospectus as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

                        (3) furnish to each selling Holder of Registrable Securities covered by a Registration Statement and to each underwriter, if any, such number of copies of such Registration Statement, each amendment and post-effective amendment thereto, the Prospectus included in such Registration Statement (including each preliminary prospectus and any supplement to such Prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder or to be disposed of by such underwriter (the Company hereby consenting to the use in accordance with all applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus);

                        (4) use reasonable best efforts to register or qualify and, if applicable, to cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or managing underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement; provided, that, the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process or taxation in any such jurisdiction where it is not so subject;

                        (5) cause all such Registrable Securities to be listed or quoted (as the case may be) on each national securities exchange or other securities market on which securities of the same class as the Registrable Securities are then listed or quoted;

                        (6) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

                        (7)     comply with all applicable rules and
         regulations of the Commission, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement;

                        (8) use reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities included therein for sale in any jurisdiction, and, in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use reasonable best efforts promptly to obtain the withdrawal of such order at the earliest possible moment;

                        (9) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and each selling Holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Securities being included in the registration may reasonably request;

                        (10) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being included in the registration), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Registration Statement and such other matters as may be requested by such counsel and underwriters, if any;

                        (11) promptly notify the selling Holders and the managing underwriters, if any, and confirm such notice in writing,

                  when a Prospectus or any supplement or post-effective amendment to such Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective, of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings by any Person for that purpose, of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose, and of the happening of any event or the existence of any facts that make any statement made in such Registration Statement or Prospectus untrue in any material respect or that require the making of any changes in such Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any Prospectus), not misleading (which notice shall be accompanied by an instruction to the selling Holders and the managing underwriters, if any, to suspend the use of the Prospectus until the requisite changes have been made);

                        (12) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

                        (13) if requested, furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement;

                        (14) as promptly as practicable upon the occurrence of any event contemplated by Section 5(c)(14)e) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the Prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                        (15) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders owning a majority of the Registrable Securities being sold in connection therewith or by the managing underwriters (including cooperating in reasonable marketing efforts, including in connection with any Demand Registration, participation by senior executives of the Company in any "roadshow" or similar meeting with potential investors) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

                     Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5(c)(11), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Registration Statement contemplated by Section 5(c)(14), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (such period during which disposition is discontinued being an "Interruption Period"), and, if so directed by the Company, such Holder will deliver to the Company all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         Section 6.     Registration Expenses.

                (a) Expenses Payable by the Company. The Company shall bear all expenses incurred with respect to the registration or attempted registration of the Registrable Securities pursuant to Sections 2, 3 and 4 of this Agreement as provided herein. Such expenses shall include, without limitation, (i) all registration, qualification and filing fees (including, without limitation, (A) fees with respect to compliance with the Commission,
(B) fees with respect to filings required to be made with the national securities exchange or national market system on which the Common Stock is then traded or quoted and (C) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company or the underwriters, or both, in connection with blue sky qualifications of Registrable Securities)), (ii) messenger and delivery expenses, word processing, duplicating and printing expenses (including without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, printing preliminary prospectuses, prospectuses, prospectus supplements, including those delivered to or for the account of the Holders and provided in this Agreement, and blue sky memoranda), (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certificated public accountants for the Company (including, without limitation, the expense of any "comfort letters" required by or incident to such performance), (v) all out-of-pocket expenses of the Company (including without limitation, expenses incurred by the Company, its officers, directors, and employees performing legal or accounting duties or preparing or participating in "roadshow" presentations or of any public relations, investor relations or other consultants or advisors retained by the Company in connection with any roadshow, including travel and lodging expenses of such roadshows), (vi) fees and expenses incurred in connection with the quotation or listing of shares of Common Stock on any national securities exchange or other securities market, and (vii) reasonable fees and expenses of one firm of counsel for all selling Holders.

                (b) Expenses Payable by the Holders. The Holders shall pay all underwriting discounts and commisions or placement fees of underwriters or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of a Holder's account.

         Section 7.     Indemnification.

                (a) Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, each affiliate of a Holder and each director, officer, employee, manager, partner, member, counsel, agent or representative of such Holder and its affiliates and each Person who controls any such Person (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, "Holder Indemnified Parties") against, and hold it and them harmless from, all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees and disbursements) and expenses, including expenses of investigation and amounts paid in settlement (collectively, "Losses") arising out of, caused by or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Misstatement/Omission"), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except that the Company shall not be liable insofar as such Misstatement/Omission or violation is made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein; provided, further, that the Company shall not be liable for a Holder's failure to deliver or cause to be delivered (to the extent such delivery is required under the Securities Act) the Prospectus contained in the Registration Statement, furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming a Misstatement/Omission if such Misstatement/Omission was corrected in such Registration Statement. In connection with an underwritten offering, the Company will indemnify such underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be party. Notwithstanding the foregoing, the indemnity contained in this section shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Losses to the extent that they arise out of or are based upon a Misstatement/Omission included in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration Statement by such Holder (or any partner, officer, director, underwriter or controlling person of such Holder).

                (b) Indemnification by the Holders. In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to indemnify, to the fullest extent permitted by law the Company and each affiliate, director, officer, employee, counsel, agent or representative of the Company and each Person who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it harmless from, any Losses arising out of or based upon (i) any Misstatement/Omission contained in the Registration Statement, if and to the extent that such Misstatement/Omission arose out of or was based upon information furnished in writing by such Holder for use therein, or (ii) the failure by such Holder to deliver or cause to be delivered (to the extent such delivery is required under the Securities Act) the Prospectus contained in the Registration Statement, furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming a Misstatement/Omission if such Misstatement/Omission was corrected in such Registration Statement. Notwithstanding the foregoing, the obligation to indemnify will be individual (several and not joint) to each Holder and will be limited to the net amount of proceeds (net of payment of all expenses) received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

                (c) Conduct of Indemnification Proceedings. In case any action, claim or proceeding shall be brought against any Person entitled to indemnification hereunder, such indemnified party shall promptly notify each indemnifying party in writing, and such indemnifying party shall assume the defense thereof, including the employment of one counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. The failure to so notify such indemnifying party shall relieve such indemnifying party of its indemnification obligations to such indemnified party to the extent that such failure to notify prejudiced such indemnifying party. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses; (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party or an affiliate or controlling person of such indemnifying party, and such indemnified party shall have been advised in writing by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or (y) a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party or, in the event that such indemnified party is a Holder Indemnified Party, by the Holders of a majority of the Registrable Securities included in the subject Registration Statement.

                No indemnifying party shall be liable for any settlement effected without its written consent (which consent may not be unreasonably withheld). Each indemnifying party agrees, jointly and severally, that it will not, without the indemnified party's prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom. The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

                (d) Survival. The indemnification provided for under this Agreement will (i) remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, (ii) survive the transfer of securities and (iii) survive the termination of this Agreement.

                (e) Right to Contribution. If the indemnification provided for in this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party under Section 7(a) or Section 7(b) above in respect of any Losses referred to in such Sections, then each applicable indemnifying party shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holder, on the other, in connection with the Misstatement/Omission which resulted in such Losses, taking into account any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

         The relative fault of the Company, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the relevant Misstatement/Omission relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement/Omission.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(e), a Holder shall not be required to contribute any amount in excess of the amount by which (i) the amount (net of payment of all expenses) at which the securities that were sold by such Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such Misstatement/Omission.

         No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 8.     Rules 144 and 144A.

         The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities
Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will; upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

         Section 9.     Underwritten Registrations.

                (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, customary indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that, no Holder included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

                (b) In order to participate in a registration hereunder which is underwritten, to the extent not inconsistent with applicable law, each Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the effective date of such registration statement and ending on the expiration of any lock-up period reasonably required by the underwriters, provided such period shall not exceed 180 days from and including the date of pricing of the securities being offered in such registration.

         Section 10.    Covenants of Holders.

         Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement, any amendment or supplement thereto, to any purchaser of the Registrable Securities covered by the Registration Statement from the Holder and (c) to notify the Company within three months after any sale of Registrable Securities by such Holder or, in the case of a sale of all or substantially all of the Registrable Securities owned by a Holder, within ten days after such sale.

         Section 11.    Miscellaneous.

                (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, adversely effects or violates the rights granted to the Holders in this Agreement; it being understood that the granting of additional demand or piggyback registration rights with respect to capital stock of the Company shall not be deemed inconsistent with or adverse to the rights granted to Holders hereunder, and the rights of the Holders shall be subject to any such additional grants.

                (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Accordingly, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may be amended, modified, supplemented or waived only upon the prior written consent of the Company and Holders of a majority of the outstanding Registrable Securities.

                (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Holders may assign all rights under this agreement; provided, however, that no Investor or Holder may transfer or assign its rights hereunder unless such transferring Investor or Holder shall, prior to any such transfer, obtain from the transferee a joinder agreement in a form reasonably satisfactory to the Company and the Holders and deliver a copy of such joinder agreement to the Company and to the Holders; provided, also, that no assignment of rights under this Agreement by any Investor or Holder will be valid unless made in connection with a transfer of Registrable Securities that complies with the provisions of the Amended and Restated Rights Agreement of the Company or the Charter. Only persons (other than the initial Investors hereto) that execute a joinder agreement shall be deemed to be Holders. The Company shall be given written notice by the transferring Holder at the time of the transfer stating the name and address of the transferee and identifying the Registrable Securities transferred, provided, that, failure to give such notice shall not affect the validity of such transfer or assignment.

                (e) Termination of Registration Rights. The rights of any Holder to cause the Company to register Registrable Securities under this Agreement shall terminate with respect to such Holder as soon as such Holder is legally able to dispose of all of its Registrable Securities in one transaction pursuant to Rule 144 under the Securities Act.

                (f) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                (g) Counterparts. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but each of which when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same Agreement.

                (h) Descriptive Headings: Interpretation. The descriptive headings of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                (i) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address, facsimile number or e-mail address set forth beneath the party's name on the signature pages hereof, or, if not the signature pages hereof, on the signature pages of any joinder agreement executed and delivered pursuant to Section 11(d) of this Agreement, or such other person or address or facsimile number as may be designated in writing by the party to receive such notice and provided to the Company in accordance with this Section. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and receipt is confirmed, (b) if given by mail, three business days after such communication is deposited in the mail registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, (c) if given by an overnight delivery service, one business day after such communication is deposited with a reputable, overnight delivery service, postage or delivery charges prepaid, addressed as aforesaid, or (d) if given by any other means, when delivered, physically or electronically, at the address as specified in this Section.

                (j) GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State and County of New York and the Federal courts of the United States of America located in the Southern District of the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in the Section on notices below or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

         EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF the parties hereto have or have caused this Registration Rights Agreement to be duly executed as of the date first above written


                                  THE COMPANY:

                          PERSONNEL GROUP OF AMERICA, INC.

                          By:              /s/ Larry L. Enterline
                                           -------------------------------------
                                           Name:  Larry L. Enterline
                                           Title: Chief Executive Officer

                          Address:         Personnel Group of America, Inc.
                                           2709 Water Ridge Parkway, 2nd Floor
                                           Charlotte, North Carolina  28217-4538
                                           Attention:  Ken Bramlett, Jr.

                          E-mail:          kbramlett@pga-inc.com

                          Facsimile:       (704) 442-5137

                          with a copy to:
                                           Robinson, Bradshaw & Hinson, P.A.
                                           101 North Tryon Street, Suite 1900
                                           Charlotte, North Carolina  28246
                                           Attention:  Peter C. Buck
                                           Facsimile:  (704) 373-3936
                                           Email:  pbuck@rbn.com



                                      S-1
                        [Registration Rights Agreement]

                         THE INVESTORS:


                         INLAND PARTNERS, L.P.



                        By:        /s/ Elias J. Sabo
                                   --------------------------------------------

                                    Name:  Elias J. Sabo
                                    Title: Attorney-in-Fact

                         LINKS PARTNERS, L.P.



                        By:        /s/ Elias J. Sabo
                                   --------------------------------------------
                                   Name:  Elias J. Sabo
                                   Title: Attorney-in-Fact

                         Address:         Inland Partners, L.P. and Links
                                          Partners L.P.
                                          c/o Elias J. Sabo
                                          The Compass Group
                                          2 Park Plaza, Suite 1020
                                          Irvine, California  92614

                         E-mail:          elias@compassequity.com

                         Facsimile:       (949) 296-2407

                         with a copy to:
                                          Stroock & Stroock & Lavan LLP
                                          180 Maiden Lane
                                          New York, New York  10038
                                          Attention:  Mark E. Palmer, Esq.
                                          Facsimile:  (212) 806-6006
                                          Email: mpalmer@Stroock.com

                         and to:          I. Joseph Massoud
                                          The Compass Group
                                          61 Wilton Road, Second Floor
                                          Westport, Connecticut  06880
                                          Facsimile:  (203) 221-8253
                                          Email:  joe@compassequity.com


                                      S-2
                        [Registration Rights Agreement]

                         MATLINPATTERSON GLOBAL OPPORTUNITIES
                         PARTNERS L.P.

                          By: MatlinPatterson Global Advisers LLC, its Investment Advisor


                                    /s/ Mark Patterson
                                    ------------------------------------
                          By:       Name:  Mark Patterson
                                    Title: Chairman

                          Address: MatlinPatterson Global Advisers LLC 520 Madison Avenue
                                           New York, New York  10022-4213
                                           Attention:  Christopher R. Pechock

                          E-mail:          pechock@mpasset.com

                          Facsimile:       (212) 651-4010

                          with a copy to:
                                           Stroock & Stroock & Lavan LLP
                                           180 Maiden Lane
                                           New York, New York  10038
                                           Attention:  Mark E. Palmer, Esq.
                                           Facsimile:  (212) 806-6006
                                           Email: mpalmer@Stroock.com

                                      S-3
                        [Registration Rights Agreement]

                        ZAZOVE ASSOCIATES, LLC, FOR AND ON BEHALF OF:
                        CENTURY NATIONAL INSURANCE COMPANY,
                        NATIONAL UNION FIRE INSURANCE COMPANY OF
                             PITTSBURGH, PA,
                        SDCERA HIGH YIELD,
                        ZAZOVE CONVERTIBLE SECURITIES FUND, INC.,
                        QWEST OCCUPATIONAL HEALTH TRUST,
                        QWEST PENSION TRUST,
                        HFR CA SELECT FUND,
                        ZURICH INSTITUTIONAL BENCHMARKS MASTER FUND LTD., ZAZOVE HIGH YIELD CONVERTIBLE SECURITIES FUND, L.P., ZAZOVE AGGRESSIVE GROWTH FUND,
                        ZAZOVE GLOBAL CONVERTIBLE FUND, L.P.,
                        ZAZOVE INCOME FUND, L.P.,
                        SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION, ZAZOVE HEDGED CONVERTIBLE FUND, L.P.



                       By:      /s/ Steven M. Kleiman
                                ----------------------------------------------
                                Name:    Steven M. Kleiman
                                Title:   Chief Operating Officer

                        Address:         Zazove Associates, LLC
                                         1033 Skokie Blvd.
                                         Suite 310n
                                         Northbrook, Illinois 60062
                                         Attention: Chris Cook
                                                    Gene Pretti
                                                    Steve Kleiman

                        E-mail:          cbcook@zazove.com

                        Facsimile:       (847) 239-7101

                                      S-4
                        [Registration Rights Agreement]

                     R2 INVESTMENTS, LDC

                     By:         Amalgamated Gadget, L.P., its
                                 Investment Manager
                     By:         Scepter Holdings, Inc. its General Partner

                     By:         /s/ Dave Gillespie
                                 ----------------------------------------------
                                 Name:  Dave Gillespie
                                 Title: Chief Financial Officer

                     Address:    R2 Investments, LDC
                                 c/o Amalgamated Gadget, L.P., its Investment
                                 Manager
                                 301 Commerce Street, Suite 2975
                                 Fort Worth, Texas 76102
                                 Attention: General Counsel

                     E-mail:     wholloway@acmewidget.com
                                 toconnor@acmewidget.com
                                 copy:  mkerr@Kirkland.com

                     Facsimile:  (817) 332-9606




                                      S-5
                        [Registration Rights Agreement]

                               JAMES E. LINKENAUGER


                                /s/ James E. Linkenauger
                                ----------------------------------------


                                Address:    James E. Linkenauger
                                            10176 Deerwood Club Road
                                            Jacksonville, FL 32256

                                E-mail:     jlink0@aol.com

                                Facsimile:  (904) 733-0591


                                      S-6
                        [Registration Rights Agreement]

                             SALOMON SMITH BARNEY

                             By:       /s/ Mark Hunt
                                       ----------------------------------------
                                       Name:  Mark Hunt
                                       Title: Managing Director

                             Address:         Salomon Smith Barney Inc.
                                              390 Greenwich St., 3rd Floor
                                              New York, NY  10013
                                              Attn:  David House

                             E-mail:          david.c.house@citigroup.com

                             Facsimile:       (212) 723-8881



                                      S-7
                        [Registration Rights Agreement]

                          SC FUNDAMENTAL VALUE FUND, L.P.

                          By:  SC Fundamental LLC, its General Partner


                          By:  /s/ Neil H. Koffler
                               ----------------------------------------------
                               Name:  Neil H. Koffler
                               Title: Member

                          SC FUNDAMENTAL VALUE BVI, LTD.

                          By: SC Fundamental Value BVI, Inc., as Managing General Partner of its Investment Manager

                               /s/ Neil H. Koffler
                               ----------------------------------------------
                               Name:  Neil H. Koffler
                          By:  Title: Vice President

                          Address: SC Fundamental Value Value Fund, L.P. and SC Fundamental Value BVI, Ltd.
                                     c/o SC Fundamental LLC
                                     420 Lexington Avenue
                                     New York, NY  10170
                                     Attn:  Peter Collery
                                            Neil H. Koffler

                          E-mail:    peterc@scfundamental.com
                                     neilk@scfundamental.com

                          Facsimile: (212) 813-3420



                                      S-8
                        [Registration Rights Agreement]

                                BENSON ASSOCIATES, LLC



                                By:       /s/ Dale Benson
                                          --------------------------------------
                                          Name:  Dale Benson
                                          Title: Chief Investment Officer

                                Address:         Benson Associates LLC
                                                 111 SW Fifth Ave., Suite 2130
                                                 Portland, OR  97204
                                                 Attn:  Dale Benson

                                E-mail:          dbenson@benson-associates.com

                                Facsimile:       (503) 916-8170


                                      S-9
                        [Registration Rights Agreement]

                          HIGHBRIDGE CAPITAL MANAGEMENT LLC


                          By:       Highbridge Capital Management


                          By:       /s/ Andrew Martin
                                    ------------------------------------------
                                    Name:  Andrew Martin
                                    Title:

                          Address:         HighBridge International LLC
                                           9 West 57th Street, 27th Floor
                                           New York, NY  10019
                                           Attn:  Andrew Martin

                          E-mail:           Andrew.martin@hcmny.com

                          Facsimile:        (212) 755-4250




                                      S-10
                        [Registration Rights Agreement]

                                 GENE PRETTI



                                 /s/ Gene Pretti
                                 ----------------------------------------------

                                 GENE PRETTI, ON BEHALF OF LOUIS F. PRETTI &
                                 MARY KAY PRETTI JTWROS


                                 /s/ Gene Pretti
                                 ----------------------------------------------

                                 Address:         Mr. Gene Pretti
                                                  Zazove Associates, LLC
                                                  1033 Skokie Blvd.
                                                  Suite 310n
                                                  Northbrook, Illinois 60062

                                 E-mail:

                                 Facsimile:       (847) 239-7101





                                      S-11
                        [Registration Rights Agreement]

                               LC CAPITAL MASTER FUND, LTD.



                               By:       /s/ Steven Lampe
                                         --------------------------------------
                                         Name:  Steven Lampe
                                         Title: Managing Member

                               Address:         L.C. Capital Master Fund, Ltd.
                                                730 Fifth Avenue, Suite 1002
                                                Name:  Steven Lampe
                                                New York, NY  10019
                                                Attention:  Steven Lampe

                               E-mail:          lampe@lampeconway.com

                               Facsimile:       (212) 581-8999



                                      S-12
                        [Registration Rights Agreement]

                          BANK OF AMERICA, N.A., formerly known as NationsBank, N.A. and Bank of Amercia Illinois



                          By: /s/ H. Leonard Norman
                             --------------------------------------------------
                          Name: H. Leonard Norman
                               ------------------------------------------------
                          Title: Managing Director
                                -----------------------------------------------


                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                          BANC OF AMERICA STRATEGIC SOLUTIONS, INC.



                          By: /s/ H. Leonard Norman
                             --------------------------------------------------
                          Name: H. Leonard Norman
                               ------------------------------------------------
                          Title: Managing Director
                                -----------------------------------------------



                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                          BNP PARIBAS



                          By: /s/ Duane Helkowski
                             --------------------------------------------------
                          Name: Duane Helkowski
                               ------------------------------------------------
                          Title: Managing Director
                                -----------------------------------------------

                          By: /s/ Shayn March
                             --------------------------------------------------
                          Name: Shayn March
                               ------------------------------------------------
                          Title: Vice President
                                -----------------------------------------------



                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                          BANK ONE, NA



                          By: /s/ Dianne M. Stark
                             --------------------------------------------------
                          Name: Dianne M. Stark
                               ------------------------------------------------
                          Title: First Vice President
                                -----------------------------------------------














                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                          HBV CAPITAL MANAGEMENT LLC



                          By: /s/ George J. Komonas
                             --------------------------------------------------
                          Name: George J. Komonas
                               ------------------------------------------------
                          Title: Portfolio Manager
                                -----------------------------------------------













                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                      INLAND PARTNERS L.P.



                      By: /s/ Elias J. Sabo
                         ------------------------------------------------------
                      Name: Elias J. Sabo
                           ----------------------------------------------------
                      Title: Attorney-in-Fact
                            ---------------------------------------------------









                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                      LINKS PARTNERS L.P.



                      By: /s/ Elias J. Sabo
                         ------------------------------------------------------
                      Name: Elias J. Sabo
                           ----------------------------------------------------
                      Title: Attorney-in-Fact
                            ---------------------------------------------------












                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

                      MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                      BY:      MATLINPATTERSON GLOBAL ADVISERS LLC



                      By: /s/ Robert H. Weiss
                         ------------------------------------------------------
                      Name: Robert H. Weiss
                           ----------------------------------------------------
                      Title: General Counsel
                            ---------------------------------------------------














                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

BNP Paribas
Justine Dupont-Nivet
787 Seventh Avenue
New York, NY 10019
Fax Phone: 212-841-3049
Office Phone: 212-841-3892
Work Email: justine.dupont-nivet@americas.bnpparibas.com

BNP Paribas
Joseph Egan
787 Seventh Avenue, 3rd Floor
New York, NY 10019
Fax Phone: 212-841-3565
Office Phone: 212-841-2562
Work Email: joseph.egan@americas.bnpparibas.com

Bank One, NA
Diane  M. Stark
Suite 0631
One Bank One Plaze
Chicago, IL 60670
Fax Phone: 312-732-1775
Office Phone: 312-732-8251
Work Email: diane_m_stark@bankone.com

Bank of America, N.A.
Len Norman
Corporate Center 100 N. Tryon St.
Charlotte, NC 28255
Fax Phone: 704-386-7515
Office Phone: 704-387-3262
Work Email: leonard.norman@bankofamerica.com

Bank of America, N.A., as Agent
SuzieAnna Wan
CA5-701-12-09
1455 Market Street
San Francisco, CA 94103
Fax Phone: 415-503-5015
Office Phone: 415-436-2772
Work Email: Suzieanna.Wan@BankofAmerica.com




                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003

HBV Capital Management LLC
George Konomos
Suite 3300
200 Park Avenue
New York, NY 10166-3399
Fax Phone: 212-808-3955
Office Phone: 212-808-3973
Work Email: gkonomos@HBVLLC.com






















                                Signature Page to Registration Rights Agreement
                                               Personnel Group of America, Inc.
                                                                     April 2003